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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2002
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-4423 (Commission File Number)	94-1081436 (I.R.S. Employer Identification No.)
3000 HANOVER STREET, PALO ALTO, CA (Address of principal executive offices)		94304 (Zip code)

(650) 857-1501
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On November 20, 2002, Hewlett-Packard Company ("HP") issued a press release relating to its fourth quarter 2002 results and outlook for the first fiscal quarter of 2003. The press release, entitled "HP Reports Fourth Quarter 2002 Results" dated November 20, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. STATEMENTS AND EXHIBITS

        The following exhibit is being filed with this report.

Exhibit 99.1	Press Release dated November 20, 2002 entitled "HP Reports Fourth Quarter 2002 Results."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY
Date: November 20, 2002	By:	/s/ CHARLES N. CHARNAS
		Name:	Charles N. Charnas
		Title:	Vice President, Deputy General Counsel and Assistant Secretary

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  ITEM 5. OTHER EVENTS.
  ITEM 7. STATEMENTS AND EXHIBITS
SIGNATURE